UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2019

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OMEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth below under Item 8.01 (Other Events), as it relates to the issuance of the Consideration Shares (as defined below), is hereby incorporated by reference into this Item 3.02. The offer and sale of the Consideration Shares was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 thereunder. All the Consideration Shares were issued and sold to Seabed Capital, LLC, which is an accredited investor.

Item 8.01	Other Events.

As previously disclosed, on April 9, 2019, Odyssey Marine Exploration, Inc. (“Odyssey”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Seabed Capital, LLC (“Seabed”) pursuant to which Odyssey agreed to acquire from Seabed, and Seabed agreed to sell to Odyssey, all of Seabed’s 480 shares (the “Acquired Shares”) in Bismarck Mining Corporation (PNG) Limited (“Bismarck”), whose primary asset is an exclusive exploration license for a potentially significant subsea mineral deposit.

On July 9, 2019, Odyssey and Seabed consummated the transactions contemplated by the Purchase Agreement. At the closing, Odyssey (a) acquired the Acquired Shares, which represent 79.9% of Bismarck’s outstanding shares, and (b) issued 249,584 shares of Odyssey’s common stock (the “Consideration Shares”) to Seabed. In addition, Odyssey and Seabed entered into a Registration Rights Agreement providing Seabed with “piggyback” registration rights with respect to the Consideration Shares. Pursuant to that agreement and subject to the terms thereof, Odyssey agreed to file, upon Seabed’s request, a registration statement with respect to the Consideration Shares if Seabed has not had the opportunity to exercise its piggyback registration rights with respect to the Consideration Shares within six months after the closing of the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: July 15, 2019	By:	/s/ Jay A. Nudi
Jay A. Nudi Chief Financial Officer